UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2010

RICHARDSON ELECTRONICS, LTD.

(Exact name of registrant as specified in charter)

Delaware	0-12906	36-2096643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40W267 Keslinger Road, P.O. Box 393, LaFox, Illinois	60147-0393
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 208-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on October 1, 2010, Richardson Electronics, Ltd., a Delaware corporation (the “Company”), certain subsidiaries of the Company (collectively with the Company, the “Sellers”), and Arrow Electronics, Inc., a New York corporation (“Arrow”) entered into an Acquisition Agreement (the “Acquisition Agreement”). The Acquisition Agreement provides that Arrow will acquire all of the assets primarily used or held for use in, and certain liabilities of, the Company’s RF, Wireless & Power Division (“RFPD”), as well as certain other Company assets, including its information technology assets, in exchange for $210 million in cash payable at closing, subject to a post-closing working capital adjustment (the “Transaction”).

As previously announced, the Company’s 2010 annual meeting of stockholders will be held on Tuesday, October 5, 2010 at 3:15 P.M. CT at the corporate headquarters in LaFox, Illinois. At the meeting, stockholders will vote on the directors standing for election and to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for fiscal 2011.

Also as previously announced, on Thursday, October 7th, 2010, at 9:00 a.m. CT, Edward J. Richardson, Chairman and Chief Executive Officer, and Kathleen S. Dvorak, Chief Financial Officer, will host a conference call to discuss the Company’s first quarter fiscal 2011 results. A question and answer session will be included as part of the call’s agenda.

The Transaction will not be acted upon at the annual meeting of stockholders and will not be a subject of the conference call; however the Company anticipates that it may be asked questions at the annual meeting and during the conference call regarding the amount and use of the after-tax proceeds of the Transaction.

The Company estimates that its after-tax proceeds from the Transaction will be approximately $180 - $185 million. The Company has not yet determined how it will use the proceeds, but it may use them for a variety of purposes, including any or all of the following: strategic acquisitions, repurchases of outstanding shares of common stock, dividends to stockholders and general corporate purposes.

Among the strategic acquisitions that the Company is considering are acquisitions of companies involved in engineering and manufacturing components, including components used in alternative energy markets. However, the Company has not yet made any decisions regarding any acquisitions or any other use of the proceeds of the Transaction.

The Company is developing a plan to align its cost structure for its remaining businesses after the closing of the Transaction with the goal of maintaining their current level of profitability.

This Form 8-K is being furnished solely to satisfy the requirements of Regulation FD. The Company does not intend to update this information or release similar information in the future. The furnishing of the information under Item 7.01 in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information under Item 7.01 in this Current Report on Form 8-K is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 8.01	Other Events.

The information provided in Item 7.01 above is incorporated by reference herein.

Additional Information

In connection with the proposed Transaction, the Company will be filing a proxy statement with the SEC. The final proxy statement will be mailed to stockholders of the Company. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Stockholders will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about the Company, without charge, at the SEC’s website (http://www.sec.gov). Free copies of the Company’s filings also may be obtained by directing a request to: Richardson Electronics, Ltd., 40W267 Keslinger Road, P.O. Box 393, LaFox, Illinois 60147-0393, Attention: Secretary.

Proxy Solicitation

The Company and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its stockholders in connection with the proposed Transaction. Information concerning the interests of the persons who may be considered “participants” in the solicitation will be set forth in the proxy statement relating to the merger and other relevant materials to be filed with the SEC when they become available. Additional information concerning the directors and executive officers is set forth in the Company’s proxy statements and annual reports on Form 10-K (including any amendments thereto) previously filed with the SEC.

Caution Concerning Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. The terms “may,” “should,” “could,” “anticipate,” “believe,” “continues,” “estimate,” “expect,” “intend,” “objective,” “plan,” “potential,” “project” and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. These statements are based on management’s current expectations, intentions, or beliefs and are subject to a number of factors, assumptions, and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements. The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) the inability to close the Transaction in a timely manner; (2) the inability to complete the Transaction due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the Transaction, including required regulatory and court approvals; (3) the failure of the transaction to close for any other reason; (4) the effect of the announcement of the transaction on the Company’s business relationships, operating results and business generally; (5) general competitive, economic, political and market conditions and fluctuations; (6) actions taken or conditions imposed by the United States and foreign governments; (7) adverse outcomes of pending or threatened litigation or government investigations; and (8) other factors that may affect future results of the Company described in the section entitled “Risk Factors” in the proxy statement to be mailed to the Company’s stockholder and in the Company’s filings with the SEC that are available on the SEC’s web site located at http://www.sec.gov, including the sections entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended May 29, 2010. Readers are strongly urged to read the full cautionary statements contained in those materials. The Company undertakes no obligation to update any such factor or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICHARDSON ELECTRONICS, LTD.

Date: October 4, 2010	By:	/S/ KYLE C. BADGER
	Name:	Kyle C. Badger
	Title:	Executive Vice President, General Counsel and Secretary